UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 19, 2014
(Date of earliest event reported)

Cinedigm Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-31810	22-3720962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

902 Broadway, 9th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

212-206-8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Current Report on Form 8-K is being filed solely to include Exhibit 23.1 on the Exhibit List and in the Exhibit Index.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 20, 2014, between the Company and Piper Jaffray & Co.
5.1	Opinion of Kelley Drye & Warren LLP.
23.1	Consent of Kelley Drye & Warren LLP (contained in Exhibit 5.1).
99.1	Press Release dated March 19, 2014 announcing the Offering.
99.2	Press Release dated March 20, 2014 announcing the pricing of the Offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CINEDIGM CORP.
Dated: March 25, 2014	By:	/s/ Gary S. Loffredo
Gary S. Loffredo President of Digital Cinema, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of March 20, 2014, between the Company and Piper Jaffray & Co.
5.1	Opinion of Kelley Drye & Warren LLP.
23.1	Consent of Kelley Drye & Warren LLP (contained in Exhibit 5.1).
99.1	Press Release dated March 19, 2014 announcing the Offering.
99.2	Press Release dated March 20, 2014 announcing the pricing of the Offering.